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                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

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                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported)      June 30, 1999
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                        AMERICAN FILM TECHNOLOGIES, INC.
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               (Exact Name of Registrant as Specified in Charter)


     Delaware                             1-9748                23-2359277
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(State or Other Jurisdiction           (Commission            (IRS Employer
    of Incorporation                   File Number)         Identification No.)


300 Park Avenue, 17th Floor, New York, New York                   10022
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(Address of Principal Executive Offices)                        (Zip Code)


Registrant's telephone number, including area code      (212) 572-6370
                                                    ---------------------------


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         (Former Name or Former Address, if Changed Since Last Report)
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Item 5.   Other Events.

         On June 30, 1999, the Board of Directors of the Registrant, took corporate action and established the number of Directors of the Registrant at four (4) and elected Mr. Jeffrey Yapp as a member of the Board of Directors to serve until his successor is elected and qualifies.

         Mr. Yapp is the President and Chief Operating Officer of Hollywood Entertainment Corporation and was formerly the President of Twentieth Century Fox World Wide Home Entertainment.




                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Dated: July 16, 1999

                                    American Film Technologies, Inc.



                                    By: /s/ Gerald M. Wetzler
                                        ---------------------------------
                                        Gerald M. Wetzler
                                        Chief Executive Officer